UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2011

ARLINGTON ASSET INVESTMENT CORP.
(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices) (Zip code)

(877) 370-4413
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Arlington Asset Investment Corp. (the “Company”) issued a press release on February 9, 2011 announcing its financial results for the quarter and full year ended December 31, 2010 and held a conference call on February 10, 2011 to discuss such results.  A copy of the press release and conference call transcript are furnished and attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01.	Other Events.

Compensation Clawback Policy

On February 9, 2011, the Board of Directors of the Company (the “Board”) adopted a compensation “clawback” policy for the recovery of compensation from its executive officers under certain circumstances.  Pursuant to the clawback policy, the Company has the right to recover any cash bonus awarded to an executive officer (i) in the event of an accounting restatement due to material noncompliance by the Company with the financial reporting requirements of the federal securities laws with respect to financial statements filed by the Company within twelve (12) months after the date of such award, and (ii) where such noncompliance was the result of intentional misconduct by that executive officer.  Under the policy, the executive officer must reimburse the Company for the difference between the amount of the original bonus received by that executive officer and the amount of the bonus such officer would have received had the bonus amount been calculated based on the restated financial statements.  As adopted, the clawback policy applies to the award of any cash bonus to an executive officer from and after February 9, 2011.

Executive Officer Stock Ownership Guidelines

On February 9, 2011, the Board adopted stock ownership guidelines for its executive officers.  Under the ownership guidelines, each executive officer is required to retain 25% of any equity awards made to such executive officer from and after February 9, 2011 until the earlier of (i) the date on which the executive officer is no longer an executive officer of the Company or (ii) the executive officer’s achievement of the following ownership levels of the Company’s stock as of the date of the grant, as applicable:

Eric F. Billings                                           $4,000,000 (five times 2009 base salary)
J. Rock Tonkel, Jr.                                     $3,000,000 (four times 2009 base salary)
Kurt R. Harrington                                     $1,000,000 (four times 2009 base salary)

Director Stock Ownership Guidelines

On February 9, 2011, the Board affirmed the stock ownership guidelines applicable to each member of the Board who is not also an executive officer.  Under the ownership guidelines, each non-executive director is required to retain 100% of any equity awards made to such director from and after February 9, 2011 until the date on which the director is no longer a director of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Arlington Asset Investment Corp. Press Release dated February 9, 2011.

99.2	Arlington Asset Investment Corp. conference call transcript for the February 10, 2011 conference call.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: February 15, 2011	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer